UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 4, 2004
                Date of Report (Date of earliest event reported)

                             AMERICAN BILTRITE INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-4773


                  Delaware                                 04-1701350
        (State or other jurisdiction                      (IRS Employer
               of incorporation)                        Identification No.)


                                 57 River Street
                    Wellesley Hills, Massachusetts 02481-2097
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (781) 237-6655


                                 Not Applicable
          (Former name or former address, if changed since last report)



Item 12: Results of Operations and Financial Condition

On August 4, 2004, the Registrant issued a press release announcing its financial results for the three and six months ended June 30, 2004. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of the Form 8-K and is attached hereto as Exhibit 99.1.

(c) Exhibits.

        99.1      Press release dated August 4, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN BILTRITE INC.


Date:  August 4, 2004                       By /s/ Howard N. Feist III
                                                ----------------------------
                                            Howard N. Feist III
                                            Chief Financial Officer

                                  Exhibit Index


Exhibit
Number      Description

  99.1      Press release dated August 4, 2004